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                                                                   EXHIBIT 10.31

                         STANDARD FORM COMMERCIAL LEASE
                         ------------------------------

1. PARTIES                    Silver Lake Realty Trust, P.O. Box 269, Newton, MA
   (fill in)                  02160,

                              LESSOR, which expression shall include its heirs,
                              successors, and assigns where the context so
                              admits, does hereby lease to Kalisto Biologicals,
2. PREMISES                   Inc., a Delaware corporation, 46 Jodie Road,
   (fill in and include,      Framingham, MA 01702,
   if applicable, suite       LESSEE, which expression shall include its
   number, floor              successors, executors, administrators, and assigns
   number, and                where the context so admits, and the LESSEE hereby
   square feet)               leases the following described premises:

                                         Approx. 12,000 gross sq.ft. of space,
                              including Lessee's proportionate share of building common area, on the second floor of the building located at 1480 Soldier's Field Road, Brighton, Mass., as shown on the attached PLAN, together with the right to use in common, with others entitled thereto, the hallways, stairways, xxx xxxxxx necessary for access to said leased premises, xxxxxxxx Except as otherwise provided herein, premises to be delivered "as-is".

3. TERM                       The term of this lease shall be for five (5) years
   (fill in)                  commencing on November 1, 1997 and ending on
                              October 31, 2002. See 22.A. for Extension
                              Privilege.


4. RENT                       The LESSEE shall pay to the LESSOR rent at the
  (fill in)                   rate xx as specified in 22.A., 22.B. and
                              xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
                              22.C. herein.


5. SECURITY                   Upon the execution of this lease, the LESSEE shall
   DEPOSIT                    pay to the LESSOR the amount of $10,500.00
  (fill in)                   dollars, which shall be held as a security for
                              the LESSEE's performance as herein provided and refunded to the LESSEE at the end of this lease subject to the LESSEE's satisfactory compliance with the conditions hereof.


6. RENT                       xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx      xxxxxxxxxxxxx
   ADJUSTMENT                 xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
   (fill in)
                              See 22.C. for Additional Rent.




                              xxx        xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
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                              xxxxxxx           xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
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7. UTILITIES                  xxxxxxxxxxxxxxxx LESSEE shall pay for all LESSEE's
   (fill in or delete)        utilities, water and sewer use charges, xxxxxx
   and services               including heating fuel xxxxx and electricity for
                              lights, power and air conditioning, and any other utility it may consume.

                                     xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
                              xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
                              xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
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                              xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx

8. USE OF LEASED              The LESSEE shall use the leased premises only for
   PREMISES                   the purpose of office and laboratory and light
   (fill in)                  manufacturing space, and related uses.


9. COMPLIANCE                 The LESSEE acknowledges that no trade or
   WITH LAWS                  occupation shall be conducted in the leased
                              premises or use made thereof which will be unlawful, improper, noisy or offensive, or contrary to any municipal by-law or ordinance in force in the city or town in which the premises are situated.




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10. FIRE            The LESSEE shall not permit any use of the leased premises
    INSURANCE       which will make voidable any insurance on the property of
                    which the leased premises are a part, or on the contents of said property or which shall be contrary to any law or regulation from time to time established by the New England
                    Fire Insurance Rating Association, or any similar body succeeding to its powers. The LESSEE shall on demand reimburse the LESSOR, and all other tenants, all extra insurance premiums caused by the LESSEE's use of the premises.

11. MAINTENANCE     The LESSEE agrees to maintain the leased premises in the
    OF PREMISES     same condition as they are at the commencement of the term or as they may be put in during the term of this lease, reasonable wear and tear, damage by fire and other casualty only excepted, and whenever necessary, to replace plate glass and other glass therein, acknowledging that the leased premises are now in good order and the glass whole. The
                    LESSEE shall not permit the leased premises to be overloaded, damaged, stripped, or defaced, nor suffer any waste. LESSEE shall obtain written consent of LESSOR before erecting any sign on the premises. such consent of Lessor not to be unreasonably withheld. Continued in 22.D.

12. ALTERATIONS-    The LESSEE shall not make structural alterations or
    ADDITIONS       additions to the leased premises, but may make
                    non-structural alterations provided the LESSOR consents thereto in writing, which consent shall not be unreasonably withheld or delayed. All such allowed alterations shall be at LESSEE's expense and shall be in quality at least equal to the present construction. LESSEE shall not permit any mechanics' liens, or similar liens, to remain upon the leased premises for labor and material furnished to LESSEE or claimed to have been furnished to LESSEE in connection with work of any character performed or claimed to have been performed at the direction of LESSEE and shall cause any such lien to be released of record forthwith without cost to LESSOR. Any alterations or improvements made by the LESSEE shall become the property of the LESSOR at the termination of occupancy as provided herein. No cutting or patching walls, roof, or floors without Lessor's prior approval.

13. ASSIGNMENT-     The LESSEE shall not assign or sublet the whole or any part
    SUBLEASING      of the leased premises without LESSOR's prior written
                    consent, which consent shall not be unreasonably withheld or delayed. Notwithstanding such consent, LESSEE shall remain liable to LESSOR for the payment of all rent and for the full performance of the covenants and conditions of this lease.

14. SUBORDINATION   This lease shall be subject and subordinate to any and all mortgages, deeds of trust and other instruments in the nature of a mortgage, now or at any time hereafter, a lien or liens on the property of which the leased premises are a part and the LESSEE shall, when requested, promptly execute and deliver such written instruments as shall be necessary to show the subordination of this lease to said mortgages, deeds of trust or other such instruments in the nature of a mortgage.

15. LESSOR'S        The LESSOR or agents of the LESSOR may, at reasonable times,
    ACCESS          enter to view the leased premises and may remove placards
                    and signs not approved and affixed as herein provided, and make repairs and alterations as LESSOR should elect to do and may show the leased premises to others, and at any time within three (3) months before the expiration of the term, may affix to any suitable part of the leased premises a notice for letting or selling the leased premises or property of which the leased premises are a part and keep the same so affixed without hindrance or molestation.

16. INDEMNIFI-      The LESSEE shall save the LESSOR harmless from all loss and
    CATION AND      damage to Lessee's property occasioned by the use or escape
    LIABILITY       of water or by the bursting of pipes, as well as from any
    (fill in)       claim or damage resulting from neglect in not removing snow and ice from the roof of the building or from the sidewalks bordering upon the premises so leased, or by any nuisance made or suffered on the leased premises, unless such loss is caused by the neglect of the LESSOR. The removal of snow and ice from the sidewalks bordering upon the leased premises shall be Lessee's responsibility. The Lessor shall machine snow-plow the paved parking area.

17. LESSEE'S        The LESSEE shall maintain with respect to the leased
    LIABILITY       premises and the property, of which the leased premises are
    INSURANCE       a part, comprehensive public liability insurance in the
    (fill in)       amount of $1,000,000.
                           with property damage insurance in limits of $300,000.
                                           in responsible companies qualified to
                    do business in Massachusetts and in good standing therein insuring the LESSOR as well as LESSEE against injury to persons or damage to property as provided. The LESSEE shall deposit with the LESSOR certificates for such insurance at or prior to the commencement of the term, and thereafter within thirty (30) days prior to the expiration of any such policies. All such insurance certificates shall provide that such policies shall not be cancelled without at least ten
                    (10) days prior written notice to each assured named therein.

18. FIRE,           Should a substantial portion of the leased premises, or of
    CASUALTY-       the property of which they are a part, be substantially
    EMINENT         damaged by fire or other casualty, or be taken by eminent
    DOMAIN          domain, the LESSOR may elect to terminate this lease. When such fire, casualty, or taking renders the leased premises substantially unsuitable for their intended use, a just and proportionate abatement of rent shall be made, and the LESSEE may elect to terminate this lease if:

                         (a) The LESSOR fails to give written notice within thirty (30) days of intention to restore leased premises, or

                         (b) The LESSOR fails to restore the leased premises to a condition substantially suitable for their intended use within ninety (90) days of said fire, casualty, or taking.

                    The LESSOR reserves, and the LESSEE grants to the LESSOR, all rights which the LESSEE may have for damages or injury to the leased premises for any taking by eminent domain, except for damage to the LESSEE's fixtures, property, or equipment.







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19. DEFAULT         In the event that:
    AND                  (a)  The LESSEE shall default in the payment of any
    BANKRUPTCY                installment of rent or other sum herein specified
                              and such default shall continue for ten (10) days after written notice thereof; or
                         (b)  The LESSEE shall default in the observance or
                              performance of any other of the LESSEE's covenants, agreements, or obligations hereunder and such default shall not be corrected within thirty (30) days after written notice thereof; or
                         (c)  The LESSEE shall be declared bankruptcy or
                              insolvent according to law, or, if any assignment shall be made of LESSEE's property for the benefit of creditors,

                    then the LESSOR shall have the right thereafter, while such default continues, to re-enter and take complete possession of the leased premises, to declare the term of this lease ended, and remove the LESSEE's effects, without prejudice to any remedies which might be otherwise used for arrears of rent or other default. The LESSEE shall indemnify the LESSOR against all loss of rent and other payments which the LESSOR may incur by reason of such termination during the residue of the term. If the LESSEE shall default, after reasonable notice thereof, in the observance or performance of any conditions or covenants on LESSEE's part to be observed or performed under or by virtue of any of the provisions in any article of this lease, the LESSOR, without being under any obligation to do so and without thereby waiting such default, may remedy such default for the account and at the expense of the LESSEE. If the LESSOR makes any expenditures or incurs any obligations for the payment of money in connection therewith, including but not limited to, reasonable attorney's fees in instituting, prosecuting or defending any action or proceeding, such sums paid or obligations insured, with interest at the rate of six (6) per cent per annum and costs, shall be paid to the LESSOR by the LESSEE as additional rent.


20. NOTICE          Any notice from the LESSOR to the LESSEE relating to the
    (fill in)       leased premises or to the occupancy thereof, shall be deemed duly served, if mailed to the leased premises, registered or certified mail, return receipt requested, postage prepaid, addressed to the LESSEE. Any notice from the LESSEE to the LESSOR relating to the leased premises or to the occupancy thereof, shall be deemed duly served, if mailed to the LESSOR by registered or certified mail, return receipt requested, postage prepaid, addressed to the LESSOR at such address as the LESSOR may from time to time advise in writing. All rent and notices shall be paid and sent to the LESSOR at P.O. Box 269, Newton, MA 02160.


21. SURRENDER       The LESSEE shall at the expiration or other termination of this lease remove all LESSEE's goods and effects from the leased premises, (including, without hereby limiting the generality of the foregoing, all signs and lettering affixed or painted by the LESSEE, either inside or outside the leased premises). LESSEE shall deliver to the LESSOR the leased premises and all keys, locks thereto, and other fixtures connected therewith and all alterations and additions made to or upon the leased premises, in the same condition as they were at the commencement of the term, or as they were put in during the term hereof, reasonable wear and tear and damage by fire or other casualty only excepted.
                    In the event of the LESSEE's failure to remove any of LESSEE's property from the premises, LESSOR is hereby authorized, without liability to LESSEE for loss or damage thereto, and at the sole risk of LESSEE, to remove and store any of the property at LESSEE's expense, or to retain same under LESSOR's control or to sell at public or private sale, without notice any or all of the property not so removed and to apply the net proceeds of such sale to the payment of any sum hereunder, or to destroy such property.


22.  OTHER          It is also understood and agreed that the attached RIDER,
     PROVISION      PLAN, and GUARANTY are parts of this lease.




                    IN WITNESS WHEREOF, the LESSOR and LESSEE have hereunto set their hands and common seals this 24th day of October 1997


                                          /s/ John Sain
                                          -----------------------------------
                                          LESSOR Silver Lake Realty Trust


                                          /s/ Francis E. Capitanio, President
                                          -----------------------------------
                                          LESSEE  Kalisto Biologicals, Inc.
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RIDER TO LEASE, DATED OCTOBER 24, 1997, BETWEEN SILVER LAKE REALTY TRUST AND
KALISTO BIOLOGICALS, INC., FOR PREMISES AT 1480 SOLDIERS FIELD ROAD, BRIGHTON,
MASS.:

22.A. EXTENSION PRIVILEGE
       AND RENT:       The Lessee shall have the right to extend the lease for
                       one additional term of five years commencing November 1, 2002, exercisable by notice to the Lessor, as provided in
                       Section 20. herein, on or before May 1, 2002.

                       During the extension term, if exercised, the base rent shall be $153,600. per year, adjusted annually to reflect the change in the cost of living according to the change in the Consumer Price Index (CPI-U*) over that for 2001, according to the following formula:

                        Rent for year commencing = $153,600.00 x CPI-U July 200x
                           November 1,200x                       ---------------
                                                                 CPI-U July 2001

                                * where the CPI-U is the Consumer Price Index, All Urban Consumers, All Items, (1982-84 = 100), Boston, Mass. Should this index be unavailable or inapplicable, comparable data shall be used.

                       Notwithstanding the above, the base rent for the extension term shall not be less than $153,600. per year, nor be reduced from one year to the next.

22.B. BASE RENT:       The Lessee shall pay to the Lessor Base Rent as per the
                       following schedule:

                       Nov. 1, 1997- April 30, 1998:      $10,500. per month;
                       May 1, 1998 - Oct. 31, 1998:       $11,000. per month;
                       Nov. 1, 1998 - Oct. 31, 1999:     $138,000. per year,   $11,500. per mo.;
                       Nov. 1, 1999 - Oct. 31, 2000:     $144,000. per year,   $12,000. per mo.;
                       Nov. 1, 2000 - Oct. 31, 2001:     $148,800. per year,   $12,400. per mo.;
                       Nov. 1, 2001 - Oct. 31, 2002:     $153,600. per year,   $12,800. per mo.

                       Base rent shall be payable in advance on the first day of each month. Base Rent for November 1997 shall be paid upon execution of the lease.

                       Rents or other sums due hereunder not received by the 10th day of the month shall be subject to interest at the rate of 18% per annum from the first day of the month.

22.C. ADDITIONAL RENT: Lessee shall pay to the Lessor as Additional Rent:

                     - Reimbursement for 50% of real estate taxes levied against the land and building of which the premises are a part.

                     - Reimbursement for 50% of premiums for "all-risk"
                       insurance, including loss of rent, on the building and improvements thereto.

                     - Reimbursement for 100% of common area costs including but not limited to landscaping, snowplowing, and exterior lighting. (If and when other tenant(s) occupy the building, an equitable adjustment will be made.) The Lessor represents that such common area costs shall be typical of similar buildings in the area.

                       Lessee shall pay this Additional Rent as estimated by Lessor, in 1/12th installments payable in advance on the first day of each month. At reasonable intervals, Lessor shall provide Lessee with updated estimates of these expenses, and over- or under-payments shall be credited or debited to the Lessee. Lessor's initial estimate of the Additional Rent is $3,000.00 per month.

                       Lessee shall pay the Additional Rent for November 1997 upon execution of this lease.









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22.D. MAINTENANCE
       (Continued):      Any sign to be erected by Lessee shall be installed in
                         accordance with applicable building codes, and in accordance with section 11. herein.

                         The Lessor shall be responsible for the structural integrity of the building, the roof, and repairs and maintenance of the building common areas and exterior.

                         The Lessee shall be responsible for interior cleaning, disposal of debris, maintenance, and repairs, including maintenance and repairs to the freight elevator, HVAC, electrical and plumbing systems servicing its premises.

22.E. LEASEHOLD
      IMPROVEMENTS:      Upon execution of the lease, the Lessor shall put all
                         building systems, including the freight elevator, in good working order; and segregate the utilities to provide separate metering. Lessor shall also be responsible for putting the associated parking lot and landscaping in good condition. Lessor shall complete such work in a timely manner.

                         The Lessee shall be responsible for the installation of vinyl tile throughout the lab areas (including removal of existing carpet) as well as any other changes or improvements associated with Lessee's intended use. The Lessee shall also be responsible for the removal of any resulting debris. Lessee will obtain Lessor's permission pursuant to section 12. herein prior to making any alterations to the leased premises. All work to be done according to applicable building codes and in a good and workmanlike manner.

                         Upon full execution of this lease, including payment of security deposit and first month's rent, Lessee may have early occupancy of the premises to commence its improvements.

22.F. PARKING:           The Lessee shall have the use of 35 parking spaces in
                         the associated common parking lot. Lessor reserves the right to establish reasonable rules and regulations governing parking for the property.

22.G. LABORATORY USE:    The Lessee shall comply with all applicable
                         governmental codes and regulations in its use of the laboratory within the premises, and shall effect, at its sole expense, any modifications to the premises required for such compliance.

22.H. ENVIRONMENT:       The Lessee shall not permit any hazardous materials or
                         substances to be used, stored, or disposed of improperly or in conflict with any law, ordinance or code, and Lessee shall be solely responsible for any and all contamination or other damage associated with use, control or disposal of same by Lessee.

22.I. ELEVATOR:          Lessor shall modify the area on the first floor of the
                         building as shown on the attached PLAN in order to provide Lessee access to the freight elevator.









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                                      PLAN
                                      ----




                 PREMISES LEASE TO KALISTO  BIOLOGICALS, INC.
                                  (2nd Floor)




                              [SECOND FLOOR PLAN]




                               [FIRST FLOOR PLAN]
                                 (not included)




               1480 SOLDIERS FIELD ROAD, BRIGHTON, MASSACHUSETTS
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                                    GUARANTY

         FOR VALUE RECEIVED, and in consideration for and as an inducement to the Lessor to make the forgoing lease with Kalisto Biologicals, Inc., as Lessee, the undersigned Advanced Magnetics, Inc. 725 Concord Ave., Cambridge, MA 02138, unconditionally guarantees the full performance and observance of the provisions of the lease to be performed and observed by Lessee, Lessee's successors' and assigns, and expressly agrees that the validity of this agreement and the obligations of the guarantor hereunder shall in no ways be terminated, affected or impaired by reason of the granting by the Lessor of any indulgences to Lessee or by reason of the assertion by Lessor against Lessee of any of the rights or remedies reserved to Lessor pursuant to the lease.

         The undersigned guarantor has duly executed this instrument this 24th day of October, 1997.





                             ---------------------------------------------------
                             Advanced Magnetics, Inc.

                             By Jerome Goldstein its CEO & CHAIRMAN OF THE BOARD
                                ----------------     ---------------------------





                          COMMONWEALTH OF MASSACHUSETTS

               ss. Middlesex                          Date 10/24/97

         Then personally appeared the above named JEROME GOLDSTEIN, and acknowledged the foregoing to be his free act and deed, before me,


                                        /s/ Marlene Kaplan Goldstein
                                        ----------------------------------------
                                        Notary Public
                                        My Commission Expires: 4/7/00